Exhibit 99.2

RAMCO GERSHENSON
PROPERTIES TRUST

31500 Northwestern Highway
Farmington Hills, MI 48334
(248) 350-9900
www.rgpt.com

ROSS
DRESS FOR LESS
DSW SHOE WAREHOUSE
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Quarterly Financial and Operating Supplement

For the First Quarter Ended March 31, 2012

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
March 31, 2012

TABLE OF CONTENTS

		Page
Overview
	Company Information	3
	Disclosures	4
Financial Results and Debt Information
	Consolidated Balance Sheets	5
	Consolidated Balance Sheets Detail	6
	Consolidated Market Data	7
	Summary of Debt Expiration - Consolidated Properties	8
	Summary of Outstanding Debt - Consolidated Properties	9
	Consolidated Statements of Operations	10
	Consolidated Statements of Operations Detail	11
	Funds from Operations and Additional Disclosures	12
	EBITDA	13
Operating and Portfolio Information
	Consolidated Same Properties Analysis	14
	Summary of Expiring GLA - Consolidated and Unconsolidated Properties	15
	Top Twenty-Five Tenants - Consolidated and Unconsolidated Properties	16
	Leasing Activity - Consolidated and Unconsolidated Portfolios	17
	Portfolio Summary Report	18 - 21
	Redevelopment and Development Projects	22
	Acquisitions / Dispositions	23
Joint Venture Information
	Joint Venture Combined Balance Sheets	24
	Summary of Joint Venture Debt	25
	Joint Venture Contribution to Funds from Operations	26
	Joint Venture Summary of Expiring GLA	27
	Joint Venture Leasing Activity	28

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
March 31, 2012

Disclosures

Forward-Looking Statements

Certain information contained in this Quarterly Financial and Operating Supplemental Information Package may contain forward-looking statements that represent the company and management's hopes, intentions, beliefs, expectations or projections of the future.  Management of Ramco-Gershenson believes the expectations reflected in the forward-looking statements are based on reasonable assumptions.  It is important to note that certain factors could occur that might cause actual results to vary from current expectations and include, but are not limited to, (i) the ongoing slow recovery of the U.S. economy; (ii) the existing global credit and financial crisis; (iii) other changes in general economic and real estate conditions; (iv) changes in the interest rate and/or other changes in interest rate environment; (v) the availability of financing; (vi) adverse changes in the retail industry; and (vii) our ability to qualify as a REIT.  Additional information concerning factors that could cause actual results to differ from those forward-looking statements is contained in the company's SEC filings, including but not limited to the company's report on Form 10-K for the year ended December 31, 2011. Copies of each filing may be obtained from the company or the Securities & Exchange Commission.

Funds From Operations

Management considers funds from operations, also known as "FFO", an appropriate supplemental measure of the financial performance of an equity REIT.  Under the NAREIT definition, FFO represents net income attributable to common shareholders, excluding extraordinary items, as defined under accounting principles generally accepted in the United States of America ("GAAP"),  gains (losses) on sales of depreciable property, plus real estate related depreciation and amortization (excluding amortization of financing costs), and after adjustments for unconsolidated partnerships and joint ventures.  In addition, NAREIT has recently clarified its computation of FFO to exclude impairment charges on depreciable property and equity investments in depreciable property.  Management has restated FFO for prior periods accordingly.  FFO should not be considered an alternative to GAAP net income attributable to common shareholders as an indication of our performance.  We consider FFO as a useful measure for reviewing our comparative operating and financial performance between periods or to compare our performance to different REITs.  However, our computation of FFO may differ from the methodology for calculating FFO utilized by other real estate companies, and therefore, may not be comparable to these other real estate companies.

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets
March 31, 2012
(in thousands)

	March 31,	December 31,
	2012	2011
ASSETS
Income producing properties, at cost:
Land	$130,585	$133,145
Buildings and improvements	846,584	863,763
Less accumulated depreciation and amortization	(218,623)	(222,722)
Income producing properties, net	758,546	774,186
Construction in progress and land held for development or sale	89,926	87,549
Real estate assets held for sale	5,222	-
Net real estate	$853,694	$861,735
Equity investments in unconsolidated joint ventures	96,502	97,020
Cash and cash equivalents	6,305	12,155
Restricted cash	5,853	6,063
Accounts & notes receivable, net	12,689	12,614
Other assets, net	57,597	59,236
TOTAL ASSETS	$1,032,640	$1,048,823
LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable:
Mortgages payable	$324,617	$325,887
Unsecured revolving credit facility	19,000	29,500
Unsecured term loan facilities	135,000	135,000
Junior subordinated notes	28,125	28,125
Total mortgages and notes payable	$506,742	$518,512
Capital lease obligation	6,263	6,341
Accounts payable and accrued expenses	27,646	31,546
Other liabilities & distributions payable	11,094	11,250
TOTAL LIABILITIES	$551,745	$567,649
Ramco-Gershenson Properties Trust ("RPT") Shareholders' Equity:
Preferred shares, $0.01 par, 2,000 shares authorized: 7.25% Series D Cumulative Convertible Perpetual Preferred Shares, (stated at liquidation preference $50 per share), 2,000 issued and outstanding as of March 31, 2012 and December 31, 2011.	$100,000	$100,000
Common shares of beneficial interest, $0.01 par, 60,000 shares authorized, 39,454 and 38,735 shares issued and outstanding as of March 31, 2012 and December 31, 2011, respectively	395	387
Additional paid-in capital	578,438	570,225
Accumulated distributions in excess of net income	(226,672)	(218,888)
Accumulated other comprehensive loss	(2,415)	(2,649)
TOTAL SHAREHOLDERS' EQUITY ATTRIBUTABLE TO RPT	449,746	449,075
Noncontrolling interest	31,149	32,099
TOTAL SHAREHOLDERS' EQUITY	480,895	481,174
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,032,640	$1,048,823

Ramco-Gershenson Properties Trust
Consolidated Balance Sheets Detail
March 31, 2012
(in thousands)

	March 31,	December 31,
	2012	2011
Investment in real estate

Construction in progress	$13,774	$10,822
Land held for development or sale	76,152	76,727
Construction in progress and land held for development or sale	$89,926	$87,549

Other assets, net
Deferred leasing costs, net	$14,478	$14,895
Deferred financing costs, net	5,185	5,565
Lease intangible assets, net	12,894	13,702
Straight-line rent receivable, net	16,039	16,030
Prepaid and other deferred expenses, net	6,838	6,702
Other, net	2,163	2,342
Other assets, net	$57,597	$59,236

Ramco-Gershenson Properties Trust
Consolidated Market Data
March 31, 2012

	March 31,	March 31,
	2012	2011
Market price per common share	$12.22	$12.53

Common shares outstanding	39,453,765	38,428,589
Operating Partnership Units	2,618,533	2,899,079
Dilutive securities	266,372	357,030
Total common shares and equivalents	42,338,670	41,684,698

Equity market capitalization	$517,378,547	$522,309,266

Fixed rate debt (excluding unamortized premium)	$487,703,266	$392,723,471
Variable rate debt	19,000,000	184,857,285
Total fixed and variable rate debt	$506,703,266	$577,580,756
Capital lease obligation	6,262,934	6,567,368
Cash and cash equivalents	(6,304,973)	(12,696,925)
Net debt	$506,661,227	$571,451,199

Equity market capitalization	$517,378,547	$522,309,266
Convertible perpetual preferred shares	98,300,000 (1)	-
Total market capitalization	$1,122,339,774	$1,093,760,465

Net debt to total market capitalization	45.1%	52.2%

(1)	Convertible preferred shares based on a market price of $49.15 per share at March 31, 2012 as compared to liquidation value of $50.00 per share.

Ramco-Gershenson Properties Trust
Summary of Debt Expiration - Consolidated Properties
March 31, 2012

							Cumulative
		Scheduled			Total	Percentage	Percentage
		Amortization	Scheduled		Scheduled	of Debt	of Debt
Year		Payments	Maturities		Maturities	Maturing	Maturing
2012		3,746,891	10,602,053		14,348,944	2.8%	2.8%
2013		4,693,996	21,127,323		25,821,319	5.1%	7.9%
2014		3,971,137	48,676,361	(1)	52,647,498	10.4%	18.3%
2015		3,753,247	73,189,467		76,942,714	15.2%	33.5%
2016		1,894,009	75,000,000	(2)	76,894,009	15.2%	48.7%
2017		1,835,834	110,000,000		111,835,834	22.1%	70.8%
2018		1,599,341	82,046,854	(3)	83,646,195	16.5%	87.3%
2019		1,265,942	3,148,142		4,414,084	0.9%	88.2%
2020		549,024	24,717,029		25,266,053	5.0%	93.2%
2021		348,004	-		348,004	0.1%	93.3%
2022	+	-	34,538,612		34,538,612	6.7%	100.0%
Subtotal Mortgage Debt		$23,657,425	$483,045,841		$506,703,266
Unamortized premium		-	38,817		38,817
Total mortgage debt (including unamortized premium)		$23,657,425	$483,084,658		$506,742,083

(1)	Scheduled maturities in 2014 include $19.0 million which represents the balance of the Unsecured Revolving Credit Facility drawn as of 03/31/12 due at maturity in April 2014.
(2)	Scheduled maturities in 2016 include $75 million of Unsecured Term Loan assuming Company exercises a one-year extension option in April 2015.
(3)	Scheduled maturities in 2018 include $60 million of Unsecured Term Loan due Sept 2018.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt - Consolidated Properties
March 31, 2012

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	03/31/12	Rate	Type	Date	Indebtedness

Mortgage Debt
The Crossroads	Royal Palm Beach, FL	L.J. Melody & Co./Salomon	10,678,423	6.5000%	Fixed	Aug-12	2.1%
East Town Plaza	Madison, WI	Citigroup Global Markets	10,430,194	5.4500%	Fixed	Jul-13	2.1%
Centre at Woodstock	Woodstock, GA	Wachovia	3,443,810	6.9100%	Fixed	Jul-13	0.7%
Kentwood Towne Centre (1)	Kentwood, MI	Nationwide Life	8,501,477	5.7400%	Fixed	Jul-13	1.7%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	6,931,863	5.3800%	Fixed	May-14	1.4%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	24,145,094	5.3800%	Fixed	May-14	4.8%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,386,942	5.7980%	Fixed	Jun-15	2.8%
Jackson West	Jackson, MI	Key Bank	16,866,418	5.2000%	Fixed	Nov-15	3.3%
West Oaks I	Novi, MI	Key Bank	26,801,701	5.2000%	Fixed	Nov-15	5.3%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,455,672	5.0910%	Fixed	Dec-15	3.8%
Hoover Eleven	Warren, MI	Canada Life/GMAC	3,789,686	7.6250%	Fixed	Feb-16	0.7%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	21.7%
Jackson Crossing	Jackson, MI	Wells Fargo Bank, N.A.	24,380,752	5.7600%	Fixed	Apr-18	4.8%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,642,790	7.2000%	Fixed	May-18	0.3%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,815,620	7.3800%	Fixed	Dec-19	0.8%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	30,337,773	6.4950%	Fixed	Apr-20	6.0%
Coral Creek (2)	Coconut Creek, FL	Key Bank	8,970,051	6.7800%	Fixed	Jul-32	1.8%
Subtotal Mortgage Debt			$324,578,266	5.6709%			64.1%
Unamortized premium			38,817	0.0000%			0.0%
Total mortgage debt (including unamortized premium)			$324,617,083	5.6709%			64.1%

Corporate Debt
Unsecured Revolving Credit Facility		Key Bank, as agent	$19,000,000	2.5000%	Variable	Apr-14	3.7%
Unsecured Term Loan (3)		Key Bank, as agent	75,000,000	3.4675%	Fixed	Apr-16	14.8%
Unsecured Term Loan (4)		Key Bank, as agent	60,000,000	4.1982%	Fixed	Sep-18	11.8%
Junior Subordinated Note (5)		The Bank of New York Trust Co.	28,125,000	7.8700%	Fixed	Jan-38	5.6%
Subtotal Corporate Debt			$182,125,000	4.2872%			35.9%

Total debt			$506,742,083	5.1732%			100.0%

Capital Lease Obligation (6)	Gaines Twp., MI	Crown Development Corp	$6,262,934	5.8000%	Ground Lease	Oct-14	N/A

(1)	The Company owns a 77.9% interest in this property.
(2)	The mortgage loan was paid in full on April 2, 2012.
(3)	Effectively converted to fixed rate through swap agreement that expires at final maturity in April 2016. Assumes Company exercises a one-year extension option in April 2015.
(4)	Effectively converted to fixed rate through swap agreements that expire at loan maturity in September 2018.
(5)	Fixed rate until January 2013, and then at LIBOR plus 3.30%.
(6)	99 year Ground Lease expires Sept 2103. Purchase option date is Oct 2014.

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations
For the Three Months Ended March 31, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended March 31,
			Increase
	2012	2011	(Decrease)
REVENUE
Minimum rent	$21,481	$19,373	$2,108
Percentage rent	195	64	131
Recovery income from tenants	7,937	7,386	551
Other property income	746	1,509	(763)
Management and other fee income	967	992	(25)
TOTAL REVENUE	31,326	29,324	2,002

EXPENSES
Real estate taxes	4,306	4,165	141
Recoverable operating expense	3,934	3,808	126
Other non-recoverable operating expense	834	672	162
Depreciation and amortization	8,710	8,370	340
General and administrative	4,879	5,057	(178)
TOTAL EXPENSES	22,663	22,072	591

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	8,663	7,252	1,411

OTHER INCOME AND EXPENSES
Other expense	(112)	(210)	98
Gain on sale of real estate	69	155	(86)
Earnings from unconsolidated joint ventures	496	962	(466)
Interest expense	(6,749)	(7,959)	1,210
Amortization of deferred financing fees	(380)	(624)	244
Provision for impairment	(2,536)	-	(2,536)
LOSS FROM CONTINUING OPERATIONS BEFORE TAX	(549)	(424)	(125)
Income tax provision	(25)	(59)	34
LOSS FROM CONTINUING OPERATIONS	(574)	(483)	(91)

DISCONTINUED OPERATIONS
Gain on sale of real estate	264	-	264
Income from discontinued operations	258	230	28
INCOME FROM DISCONTINUED OPERATIONS	522	230	292

NET LOSS	(52)	(253)	201
Net loss attributable to noncontrolling partner interest	534	21	513
NET INCOME (LOSS) ATTRIBUTABLE TO RPT	482	(232)	714
Preferred share dividends	(1,812)	-	(1,812)
NET LOSS AVAILABLE TO COMMON SHAREHOLDERS	$(1,330)	$(232)	$(1,098)

LOSS PER COMMON SHARE, BASIC
Continuing operations	$(0.04)	$(0.01)	$(0.03)
Discontinued operations	0.01	-	0.01
	$(0.03)	$(0.01)	$(0.02)
LOSS PER COMMON SHARE, DILUTED
Continuing operations	$(0.04)	$(0.01)	$(0.03)
Discontinued operations	0.01	-	0.01
	$(0.03)	$(0.01)	$(0.02)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	38,884	37,927	957
Diluted	38,884	37,927	957

Ramco-Gershenson Properties Trust
Consolidated Statements of Operations Detail
For the Three Months Ended March 31, 2012 and 2011
(in thousands)

	Three Months Ended March 31,
			Increase
	2012	2011	(Decrease)
Other property income
Lease termination income	$456	$1,174	$(718)
Temporary income	136	147	(11)
TIF revenue	75	69	6
Other	79	119	(40)
Other property income	$746	$1,509	$(763)

Management and other fee income
Management fees	$714	$772	$(58)
Leasing fees	222	145	77
Construction fees	31	75	(44)
Management and other fee income	$967	$992	$(25)

Other expense
Real estate taxes and insurance expense on land held for development or sale	$(257)	$(276)	$19
Interest income	49	66	(17)
Other	96	-	96
Other expense	$(112)	$(210)	$98

Ramco-Gershenson Properties Trust
Funds from Operations and Additional Disclosures
For the Three Months Ended March 31, 2012 and 2011
(in thousands, except per share data)

	Three Months Ended March 31,
	2012	2011
Net loss available to common shareholders	$(1,330)	$(232)
Adjustments:
Rental property depreciation and amortization expense	8,720	8,733
Pro-rata share of real estate depreciation from unconsolidated joint ventures	1,687	1,623
Gain on sale of depreciable real estate	(264)	-
Provision for impairment on income-producing properties (1)	1,976	-
Noncontrolling interest in Operating Partnership	(1)	(17)
FUNDS FROM OPERATIONS	$10,788	$10,107

Weighted average common shares	38,884	37,927
Shares issuable upon conversion of Operating Partnership Units	2,619	2,899
Dilutive effect of securities	266	299
WEIGHTED AVERAGE EQUIVALENT SHARES OUTSTANDING, DILUTED	41,769	41,125

FUNDS FROM OPERATIONS, PER DILUTED SHARE	$0.26	$0.25

Dividend per common share	$0.16325	$0.16325
Payout ratio - FFO	63.2%	66.4%

Additional Supplemental Disclosures:
Consolidated (includes discontinued operations):
Straight-line rental income	$51	$(81)
Above/below market rent amortization	(1)	(18)
Fair market value of interest adjustment - acquired property	8	9
Stock-based compensation expense	576	484
Pro-rata share from Unconsolidated Joint Ventures (includes discontinued operations):
Straight-line rental income	43	104
Above/below market rent amortization	7	24
Fair market value of interest adjustment - acquired property	43	62

(1)	Amount represents our proportionate ownership share of the total $2.5m impairment provision for one property held in a consolidated partnership.

Ramco-Gershenson Properties Trust
Earnings Before Interest, Taxes, Depreciation and Amortization
For the Trailing Twelve Months Ended March 31, 2012 and 2011
(in thousands, except per share data)

	Twelve Months Ended March 31,
	2012	2011
EBITDA Calculation

Net loss	$(28,299)	$(22,624)
Add back:
(Gain) loss on sale of depreciable real estate from continuing operations	(7,461)	2,037
Gain on sale of joint venture depreciable real estate	(2,718)	-
Provision for impairment on income-producing properties	18,868	-
Provision for impairment on unconsolidated joint ventures	9,611	-
Provision for impairment on joint venture income-producing properties	1,644	1,820
Provision for impairment for land available for sale	11,468	28,787
Bargain purchase gain on acquisition of real estate	-	(9,836)
Deferred gain recognized upon acquisition of real estate	-	(1,796)
Loss on early extinguishment of debt	750	242
Income tax provision (benefit)	761	(440)
Interest expense	27,608	32,734
Amortization of deferred financing fees	1,628	2,772
Depreciation and amortization	36,971	33,166
Non-recurring depreciation expense for joint venture redevelopment projects	2,656	-
Consolidated EBITDA	$73,487	$66,862

Scheduled mortgage principal payments	$5,123	$5,080

Debt and Coverage Ratios
Consolidated net debt to EBITDA - trailing twelve months	6.9	8.5
Interest coverage ratio (EBITDA / interest expense) - trailing twelve months	2.7	2.0
Fixed charge coverage ratio (EBITDA / interest expense + preferred dividends + scheduled principal amortization - trailing twelve months.)	1.8	1.8

Operating Ratios
GAAP NOI	$83,879	$80,342
Operating margin (GAAP NOI / total rental revenue)	69.1%	69.4%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management (1)
Revenue from REIT owned properties	$121,453	$115,803
Revenue from joint venture properties	84,874	88,780
Revenue from non-REIT properties under management contract	3,376	3,337
Total rental revenues under management	$209,703	$207,920

General and administrative expense	$19,473	$18,053
General and administrative expense / total rental revenues under management	9.3%	8.7%

(1)
General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture and managed properties that are not owned.

Ramco-Gershenson Properties Trust
Consolidated Same Properties Analysis
For the Three Months Ended March 31, 2012 and 2011
(in thousands)

	Three Months Ended March 31,
	2012	2011	% Change

Number of Properties	41	41	0.0%

Occupancy	92.6%	91.6%	1.0%

REVENUE (1)
Minimum rent	$17,793	$17,585	1.2%
Percentage rent	195	64	204.7%
Recovery income from tenants	6,819	6,854	-0.5%
Other property income	183	191	-4.2%
	$24,990	$24,694	1.2%

EXPENSES
Real estate taxes	$3,657	$3,719	-1.7%
Recoverable operating expense	3,236	3,347	-3.3%
Other non-recoverable operating expense	493	582	-15.3%
	$7,386	$7,648	-3.4%

NET OPERATING INCOME	$17,604	$17,046	3.3%

Operating Expense Recovery Ratio	98.9%	97.0%	1.9%

(1)	Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers held for redevelopment or available for sale.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA - Consolidated and Unconsolidated Properties
March 31, 2012

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf

(2)	1	24,000	0.3%	0.3%	$ 8.50	20	49,292	0.9%	0.7%	$ 10.71	21	73,292	0.5%	0.5%	$ 9.99
2012	5	270,388	2.9%	1.7%	4.76	159	497,309	8.8%	10.2%	15.87	164	767,697	5.2%	6.0%	11.96
2013	19	715,832	7.8%	6.8%	7.22	255	773,172	13.6%	15.8%	15.85	274	1,489,004	10.0%	11.3%	11.70
2014	19	879,906	9.6%	7.4%	6.40	254	805,742	14.2%	16.1%	15.47	273	1,685,648	11.3%	11.8%	10.74
2015	27	1,055,498	11.5%	11.9%	8.63	209	689,086	12.1%	14.5%	16.23	236	1,744,584	11.7%	13.2%	11.63
2016	30	1,206,761	13.1%	13.8%	8.78	182	698,042	12.3%	15.6%	17.34	212	1,904,803	12.8%	14.8%	11.91
2017	24	849,341	9.2%	11.8%	10.61	92	368,489	6.5%	8.3%	17.53	116	1,217,830	8.2%	10.1%	12.70
2018	14	498,903	5.4%	6.7%	10.31	34	152,999	2.7%	3.4%	17.35	48	651,902	4.4%	5.1%	11.96
2019	12	602,164	6.6%	7.3%	9.29	24	106,810	1.9%	2.4%	17.45	36	708,974	4.8%	4.8%	10.52
2020	6	354,080	3.9%	3.0%	6.56	30	155,811	2.7%	3.5%	17.54	36	509,891	3.4%	3.3%	9.91
2021	19	681,160	7.4%	8.7%	9.77	26	134,101	2.4%	2.8%	16.08	45	815,261	5.5%	5.7%	10.81
2022+	26	1,640,728	17.9%	20.6%	9.60	45	285,667	5.0%	6.7%	17.77	71	1,926,395	13.0%	13.4%	10.81
Sub-Total	202	8,778,761	95.6%	100.0%	$ 8.71	1,330	4,716,520	83.1%	100.0%	$ 16.40	1,532	13,495,281	90.8%	100.0%	$ 11.40

Leased [3]	1	40,461	0.4%	N/A	N/A	14	86,000	1.5%	N/A	N/A	15	126,461	0.8%	N/A	N/A

Vacant	9	369,026	4.0%	N/A	N/A	316	875,217	15.4%	N/A	N/A	325	1,244,243	8.4%	N/A	N/A

Total	212	9,188,248	100.0%	100.0%	N/A	1,660	5,677,737	100.0%	100.0%	N/A	1,872	14,865,985	100.0%	100.0%	N/A

(1)	Anchor is defined as a tenant leasing 19,000 square feet or more.
(2)	Tenants currently under month to month lease or in the process of renewal.
(3)	Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Top Twenty-Five Tenants (ranked by annualized base rent)
Consolidated and Unconsolidated Properties
March 31, 2012

Tenant Name	Credit Rating S&P/Moody's (1)	Number of Leases	GLA	% of Total Company Owned GLA	Total Annualized Base Rent	Annualized Base Rent PSF	% of Annualized Base Rental Revenue

T.J. Maxx/Marshalls	A/A3	22	695,879	4.7%	$ 6,632,414	$ 9.53	4.3%
Home Depot	A-/A3	3	384,690	2.6%	3,110,250	8.09	2.0%
Publix Super Market	NR/NR	8	372,141	2.5%	2,790,512	7.50	1.8%
Dollar Tree	NR/NR	29	312,699	2.1%	2,762,440	8.83	1.8%
Jo-Ann Stores	B/B2	6	218,993	1.5%	2,542,174	11.61	1.7%
PetSmart	BB+/NR	8	174,661	1.2%	2,511,142	14.38	1.6%
OfficeMax	B-/B1	10	229,115	1.5%	2,415,851	10.54	1.6%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,390,179	6.62	1.6%
Bed Bath & Beyond/Buy Buy Baby	BBB+/NR	6	192,753	1.3%	2,245,794	11.65	1.5%
Best Buy	BBB-/Baa2	5	176,677	1.2%	2,238,008	12.67	1.5%
Staples	BBB/Baa2	9	181,569	1.2%	2,146,087	11.82	1.4%
Michaels Stores	B-/B2	9	199,724	1.3%	2,124,876	10.64	1.4%
Kmart/Sears	CCC+/B3	5	475,511	3.2%	2,086,159	4.39	1.4%
Gander Mountain	NR/NR	2	159,791	1.1%	1,899,745	11.89	1.2%
SUPERVALU	B+/B1	5	201,041	1.4%	1,869,936	9.30	1.2%
Lowe's Home Centers	A-/A3	2	270,394	1.8%	1,822,956	6.74	1.2%
Meijer	NR/NR	2	397,428	2.7%	1,731,560	4.36	1.1%
Hobby Lobby	NR/NR	5	276,173	1.9%	1,640,038	5.94	1.1%
Office Depot	B-/B2	5	131,792	0.9%	1,590,652	12.07	1.0%
Whole Foods	BB+/NR	3	92,675	0.6%	1,585,908	17.11	1.0%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.0%
Kroger	BBB/Baa2	3	201,469	1.4%	1,548,497	7.69	1.0%
Kohl's	BBB+/Baa1	5	276,972	1.9%	1,491,739	5.39	1.0%
The Sports Authority	B-/NR	3	126,653	0.9%	1,383,219	10.92	0.9%
Ross Stores	BBB+/NR	5	138,058	0.9%	1,339,880	9.71	0.9%

Sub-Total top 25 tenants		167	6,324,558	42.7%	$ 55,481,568	$ 8.77	36.2%

Remaining tenants		1,365	7,170,723	48.1%	98,365,768	13.72	63.8%

Sub-Total all tenants		1,532	13,495,281	90.8%	$ 153,847,336	$ 11.40	100.0%

Vacant		340	1,370,704	9.2%	N/A	N/A	N/A

Total including vacant		1,872	14,865,985	100.0%	$ 153,847,336	N/A	100.0%

(1)	Source: Latest Company filings per CreditRiskMonitor.

Ramco Gershenson Properties Trust
Leasing Activity - Consolidated and Unconsolidated Portfolios
March 31, 2012

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
1st Quarter 2012	78	483,299	$10.83	$10.47	3.4%	5.1	$1.20
4th Quarter 2011	73	392,702	$14.28	$14.09	1.3%	5.5	$3.79
3rd Quarter 2011	61	264,870	$14.17	$13.19	7.4%	4.2	$3.41
2nd Quarter 2011	64	360,795	$11.28	$11.05	2.1%	4.5	$0.43
Total	276	1,501,666	$12.43	$12.03	3.3%	4.9	$2.08

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
1st Quarter 2012	69	457,219	$10.41	$10.13	2.8%	4.9	$0.26
4th Quarter 2011	61	337,660	$14.28	$14.21	0.5%	5.0	$0.06
3rd Quarter 2011	48	213,511	$13.78	$13.36	3.1%	3.4	$0.37
2nd Quarter 2011	52	290,837	$11.67	$11.48	1.7%	3.8	$0.07
Total	230	1,299,227	$12.25	$12.02	1.9%	4.4	$0.18

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
1st Quarter 2012	9	26,080	$18.26	$16.38	11.5%	9.9	$17.74
4th Quarter 2011	12	55,042	$14.26	$13.36	6.7%	8.4	$26.71
3rd Quarter 2011	13	51,359	$15.81	$12.48	26.7%	7.6	$16.05
2nd Quarter 2011	12	69,958	$9.66	$9.24	4.5%	7.4	$1.94
Total	46	202,439	$13.58	$12.10	12.2%	8.0	$14.29

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
1st Quarter 2012	102	549,340	$11.76	N/A	N/A	5.3	$5.49
4th Quarter 2011	104	495,697	$14.17	N/A	N/A	5.6	$8.23
3rd Quarter 2011	91	435,092	$13.22	N/A	N/A	5.6	$13.87
2nd Quarter 2011	84	495,208	$10.75	N/A	N/A	5.1	$4.58
Total	381	1,975,337	$12.43	N/A	N/A	5.4	$7.80

(1)	Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2)	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.

Ramco-Gershenson Properties Trust
Portfolio Summary Report
March 31, 2012

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Consolidated Core Portfolio

Florida
Coral Creek Shops	Coconut Creek	100%	1992/2002/NA	33	109,312	42,112	67,200	98.1%	98.1%	$ 16.48	Publix
Naples Towne Centre	Naples	100%	1982/1996/2003	11	134,707	102,027	32,680	89.8%	89.8%	5.94	Beall's, Save-A-Lot, (Goodwill)
River City Marketplace	Jacksonville	100%	2005/2005/NA	71	551,428	323,907	227,521	98.8%	98.8%	16.24	Ashley Furniture Home Store, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PetSmart, Ross Dress For Less, Wallace Theaters, (Lowe's), (Wal-Mart Supercenter)
River Crossing Centre	New Port Richey	100%	1998/2003/NA	16	62,038	37,888	24,150	97.7%	97.7%	12.28	Publix
Rivertowne Square	Deerfield Beach	100%	1980/1998/2010	15	148,643	107,583	41,060	89.3%	89.3%	8.00	Beall's Outlet, Winn-Dixie
The Crossroads	Royal Palm Beach	100%	1988/2002/NA	33	120,092	42,112	77,980	94.3%	94.3%	14.57	Publix
Village Lakes Shopping Center	Land O' Lakes	100%	1987/1997/NA	26	186,496	109,735	76,761	47.7%	47.7%	9.35	Beall's Outlet
Total / Average				205	1,312,716	765,364	547,352	89.0%	89.0%	$ 13.37

Georgia
Centre at Woodstock	Woodstock	100%	1997/2004/NA	14	86,748	51,420	35,328	88.6%	88.6%	$ 11.51	Publix
Conyers Crossing	Conyers	100%	1978/1998/NA	15	170,475	138,915	31,560	99.4%	99.4%	5.13	Burlington Coat Factory, Hobby Lobby
Holcomb Center	Roswell	100%	1986/1996/2010	22	106,003	39,668	66,335	78.6%	78.6%	11.65	Studio Movie Grill
Horizon Village	Suwanee	100%	1996/2002/NA	22	97,001	47,955	49,046	73.9%	73.9%	10.91	Movie Tavern (3)
Mays Crossing	Stockbridge	100%	1984/1997/2007	21	137,284	100,244	37,040	94.8%	94.8%	6.95	Big Lots, Dollar Tree, Value Village-Sublease of ARCA Inc.
Total / Average				94	597,511	378,202	219,309	88.9%	88.9%	$ 8.30

Illinois
Liberty Square	Wauconda	100%	1987/2010/2008	26	107,369	54,522	52,847	85.8%	85.8%	$ 12.94	Jewel-Osco
Total/Average				26	107,369	54,522	52,847	85.8%	85.8%	$ 12.94

Indiana
Merchants' Square	Carmel	100%	1970/2010/NA	45	278,875	69,504	209,371	81.7%	81.7%	$ 9.97	Cost Plus, Hobby Lobby (2), (Marsh Supermarket)
Total/Average				45	278,875	69,504	209,371	81.7%	81.7%	$ 9.97

Michigan
Beacon Square	Grand Haven	100%	2004/2004/NA	16	51,387	-	51,387	95.3%	91.8%	$ 17.26	(Home Depot)
Clinton Pointe	Clinton Township	100%	1992/2003/NA	14	135,330	65,735	69,595	96.8%	96.8%	9.77	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights	100%	1977/1996/2009	19	200,582	106,027	94,555	93.6%	93.6%	11.54	DSW Shoe Warehouse, Hobby Lobby, Office Depot
Edgewood Towne Center	Lansing	100%	1990/1996/2001	17	85,757	23,524	62,233	93.1%	93.1%	9.52	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn	100%	1987/2003/2007	31	157,246	56,586	100,660	98.3%	98.3%	14.37	Best Buy, Citi Trends, (Burlington Coat Factory), (Target)
Fraser Shopping Center	Fraser	100%	1977/1996/NA	8	68,326	32,384	35,942	100.0%	100.0%	6.92	Oakridge Market
Gaines Marketplace	Gaines Township	100%	2004/2004/NA	15	392,169	351,981	40,188	100.0%	100.0%	4.67	Meijer, Staples, Target
Hoover Eleven	Warren	100%	1989/2003/NA	47	288,184	157,341	130,843	92.8%	78.7%	12.09	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson	100%	1967/1996/2002	61	398,526	222,192	176,334	93.9%	93.9%	9.89	Bed Bath & Beyond, Best Buy, Jackson 10 Theater, Kohl's, T.J. Maxx, Toys "R" Us, (Sears), (Target)
Jackson West	Jackson	100%	1996/1996/1999	6	210,374	175,001	35,373	97.5%	97.5%	7.41	Lowe's, Michaels, OfficeMax
Lake Orion Plaza	Lake Orion	100%	1977/1996/NA	9	141,073	126,195	14,878	100.0%	100.0%	4.04	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores	100%	1996/2003/NA	21	346,854	244,089	102,765	96.9%	91.1%	8.32	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T.J. Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia	100%	1988/2003/NA	20	136,422	93,380	43,042	94.9%	94.9%	10.40	Kroger, TJ Maxx
New Towne Plaza	Canton Township	100%	1975/1996/2005	15	192,587	145,389	47,198	100.0%	100.0%	10.48	DSW Shoe Warehouse, Jo-Ann, Kohl's
Oak Brook Square	Flint	100%	1982/1996/2008	20	152,373	79,744	72,629	96.3%	96.3%	8.97	Hobby Lobby, T.J. Maxx
Roseville Towne Center	Roseville	100%	1963/1996/2004	9	246,968	206,747	40,221	91.5%	91.5%	6.79	Marshalls, Wal-Mart
Southfield Plaza	Southfield	100%	1969/1996/2003	14	165,999	128,339	37,660	98.0%	98.0%	7.64	Big Lots, Burlington Coat Factory, Marshalls
Tel-Twelve	Southfield	100%	1968/1996/2005	21	523,411	479,869	43,542	99.5%	99.5%	10.65	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PetSmart
The Auburn Mile	Auburn Hills	100%	2000/1999/NA	7	90,553	64,315	26,238	100.0%	100.0%	10.89	Jo-Ann, Staples, (Best Buy), (Costco), (Meijer), (Target)
West Oaks I	Novi	100%	1979/1996/2004	8	243,987	213,717	30,270	100.0%	100.0%	9.70	Best Buy, DSW Shoe Warehouse, Gander Mountain, Old Navy, Home Goods & Michaels-Sublease of JLPK-Novi LLC
West Oaks II	Novi	100%	1986/1996/2000	30	167,954	90,753	77,201	96.0%	96.0%	17.19	Jo-Ann, Marshalls, (Bed Bath & Beyond), (Big Lots), (Kohl's), (Toys "R" Us), (Value City Furniture)
Total / Average				408	4,396,062	3,063,308	1,332,754	96.9%	95.5%	$ 9.49

Ramco-Gershenson Properties Trust
Portfolio Summary Report
March 31, 2012

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Missouri
Heritage Place	Creve Coeur (St Louis)	100%	1989/2011/2005	38	269,254	157,946	111,308	90.9%	90.9%	$ 13.32	Dierberg's Market, Marshalls, Office Depot, T.J. Maxx
Town & Country Crossing	Town & Country	100%	2008/2011/2011	36	141,996	55,012	86,984	84.4%	84.4%	24.55	Whole Foods, (Target)
Total / Average				74	411,250	212,958	198,292	88.6%	88.6%	$ 17.01

Ohio
Crossroads Centre	Rossford	100%	2001/2001/NA	20	344,045	244,991	99,054	89.9%	89.9%	$ 9.04	Giant Eagle, Home Depot, Michaels, T.J. Maxx, (Target)
Rossford Pointe	Rossford	100%	2006/2005/NA	6	47,477	41,077	6,400	100.0%	100.0%	10.21	MC Sporting Goods, PetSmart
Spring Meadows Place	Holland	100%	1987/1996/2005	27	211,808	110,691	101,117	94.6%	94.6%	11.65	Ashley Furniture, OfficeMax, PetSmart, T.J. Maxx, (Best Buy), (Big Lots), (Dick's Sporting Goods), (Guitar Center), (Kroger), (Sam's Club), (Target)
Troy Towne Center	Troy	100%	1990/1996/2003	18	144,485	86,584	57,901	99.0%	99.0%	6.57	Kohl's, (Wal-Mart Supercenter)
Total / Average				71	747,815	483,343	264,472	93.6%	93.6%	$ 9.36

Tennessee
Northwest Crossing	Knoxville	100%	1989/1999/2006	12	124,453	89,846	34,607	100.0%	100.0%	$ 9.60	HH Gregg, OfficeMax, Ross Dress For Less, (Wal-Mart Supercenter)
Total / Average				12	124,453	89,846	34,607	100.0%	100.0%	$ 9.60

Virginia
The Town Center at Aquia Office (4)	Stafford	100%	1989/1998/NA	13	98,147	62,184	35,963	91.8%	91.8%	$ 26.39	TASC
The Town Center at Aquia	Stafford	100%	1989/1998/NA	3	40,518	24,000	16,518	100.0%	100.0%	10.64	Regal Cinemas
Total / Average				16	138,665	86,184	52,481	94.2%	94.2%	$ 21.50

Wisconsin
East Town Plaza	Madison	100%	1992/2000/2000	19	208,675	117,000	91,675	84.3%	76.6%	$ 8.47	Burlington Coat Factory, Jo-Ann, Marshalls, (Menards), (Shopko), (Toys "R" Us)
The Shoppes at Fox River	Waukesha	100%	2009/2010/2011	20	135,566	61,045	74,521	97.3%	97.3%	16.60	Pick N' Save, (Target)
West Allis Towne Centre	West Allis	100%	1987/1996/2011	29	326,271	179,818	146,453	91.3%	91.3%	8.29	Burlington Coat Factory, Kmart, Office Depot
Total / Average				68	670,512	357,863	312,649	90.4%	88.0%	$ 10.20

Consolidated Core Portfolio Subtotal / Average				1,019	8,785,228	5,561,094	3,224,134	93.4%	92.5%	$ 10.59

Joint Venture Core Portfolio at 100%

Florida
Cocoa Commons	Cocoa	30%	2001/2007/2008	23	90,116	51,420	38,696	78.9%	78.9%	$ 11.78	Publix
Cypress Point	Clearwater	30%	1983/2007/NA	22	167,280	103,085	64,195	94.3%	94.3%	11.76	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee	7%	2005/2005/NA	17	115,586	67,000	48,586	92.7%	92.7%	11.62	Jo-Ann, Marshalls, (SuperTarget)
Marketplace of Delray	Delray Beach	30%	1981/2005/2010	49	238,901	107,190	131,711	90.5%	89.3%	12.36	Office Depot, Ross Dress For Less, Winn-Dixie
Martin Square	Stuart	30%	1981/2005/NA	15	331,105	291,432	39,673	91.2%	91.2%	6.28	Home Depot, Sears, Staples
Mission Bay Plaza	Boca Raton	30%	1989/2004/NA	59	263,721	148,245	115,476	93.9%	92.4%	21.46	The Fresh Market, Golfsmith, LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shoppes of Lakeland	Lakeland	7%	1985/1996/NA	21	181,142	115,541	65,601	96.3%	96.3%	11.82	Ashley Furniture, Michaels, Staples, (Target)
The Plaza at Delray	Delray Beach	20%	1979/2004/NA	48	326,797	189,268	137,529	93.4%	93.4%	15.93	Marshalls, Michaels (3), Publix, Regal Cinemas, Ross Dress For Less, Staples
Treasure Coast Commons	Jensen Beach	30%	1996/2004/NA	3	92,979	92,979	-	100.0%	100.0%	12.26	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach	30%	1986/2005/NA	40	155,770	42,112	113,658	95.2%	95.2%	12.94	Publix
Village Plaza	Lakeland	30%	1989/2004/NA	25	146,755	64,504	82,251	72.1%	72.1%	13.20	Big Lots
Vista Plaza	Jensen Beach	30%	1998/2004/NA	10	109,761	78,658	31,103	96.4%	96.4%	13.08	Bed Bath & Beyond, Michaels, Total Wine & More
West Broward Shopping Center	Plantation	30%	1965/2005/NA	19	156,073	81,638	74,435	97.6%	97.6%	10.91	Badcock, DD's Discounts, Save-A-Lot, US Postal Service
Total / Average				351	2,375,986	1,433,072	942,914	92.0%	91.8%	$ 12.90

Georgia
Collins Pointe Plaza	Cartersville	20%	1987/2006/2010	19	101,637	46,358	55,279	91.7%	91.7%	$ 8.56	Goodwill
Paulding Pavilion	Hiram	20%	1995/2006/2008	11	84,846	60,509	24,337	100.0%	100.0%	13.80	Sports Authority, Staples
Total / Average				30	186,483	106,867	79,616	95.5%	95.5%	$ 11.06

Ramco-Gershenson Properties Trust
Portfolio Summary Report
March 31, 2012

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Illinois
Market Plaza	Glen Ellyn	20%	1965/2007/2009	35	163,054	66,079	96,975	88.5%	87.8%	$ 14.89	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows	20%	1956/2008/1995	20	134,236	83,230	51,006	89.9%	89.9%	11.80	Jewel Osco, Northwest Community Hospital
Total / Average				55	297,290	149,309	147,981	89.1%	88.8%	$ 13.47

Indiana
Nora Plaza	Indianapolis	7%	1958/2007/2002	25	139,905	57,713	82,192	97.7%	97.7%	$ 13.31	Marshalls, Whole Foods, (Target)
Total / Average				25	139,905	57,713	82,192	97.7%	97.7%	$ 13.31

Maryland
Crofton Centre	Crofton	20%	1974/1996/NA	20	252,491	170,804	81,687	93.7%	93.7%	$ 8.08	Basics/Metro, Gold's Gym, Kmart
Total / Average				20	252,491	170,804	81,687	93.7%	93.7%	$ 8.08

Michigan
Gratiot Crossing	Chesterfield	30%	1980/2005/NA	15	165,544	122,406	43,138	91.0%	91.0%	$ 8.51	Jo-Ann, Kmart
Hunter's Square	Farmington Hills	30%	1988/2005/NA	38	354,323	197,149	157,174	96.2%	92.9%	16.63	Bed Bath & Beyond, BuyBuyBaby, Loehmann's, Marshalls, T.J. Maxx
Millennium Park	Livonia	30%	2000/2005/NA	16	280,154	206,850	73,304	94.8%	87.1%	14.00	Home Depot, Marshalls, Michaels, PetSmart, (Costco), (Meijer)
Southfield Plaza Expansion	Southfield	50%	1987/1996/2003	11	19,410	-	19,410	81.5%	81.5%	14.48
The Shops at Old Orchard	West Bloomfield	30%	1972/2007/2011	20	96,994	36,044	60,950	92.9%	92.9%	18.30	Plum Market
Troy Marketplace	Troy	30%	2000/2005/2010	12	222,193	193,360	28,833	100.0%	97.5%	14.60	Famous Furniture, Golfsmith, LA Fitness, Nordstrom Rack, PetSmart, (REI)
Winchester Center	Rochester Hills	30%	1980/2005/NA	16	314,575	224,522	90,053	90.3%	90.3%	11.35	Bed Bath & Beyond, Dick's Sporting Goods, Marshalls, Michaels, PetSmart, (Kmart)
Total / Average				128	1,453,193	980,331	472,862	94.2%	91.5%	$ 13.86

New Jersey
Chester Springs Shopping Center	Chester	20%	1970/1996/1999	41	223,201	108,769	114,432	90.2%	90.2%	$ 13.80	Marshalls, Shop-Rite Supermarket, Staples
Total / Average				41	223,201	108,769	114,432	90.2%	90.2%	$ 13.80

Ohio
Olentangy Plaza	Columbus	20%	1981/2007/1997	42	253,474	139,130	114,344	95.1%	94.4%	$ 10.15	Eurolife Furniture, Marshalls, Micro Center, Columbus Asia Market-Sublease of SuperValu, Tuesday Morning
Total / Average				42	253,474	139,130	114,344	95.1%	94.4%	$ 10.15

JV Core Subtotal / Average at 100%				692	5,182,023	3,145,995	2,036,028	92.9%	92.0%	$ 12.80

CORE PORTFOLIO TOTAL / AVERAGE				1,711	13,967,251	8,707,089	5,260,162	93.2%	92.3%	$ 11.41

Ramco-Gershenson Properties Trust
Portfolio Summary Report
March 31, 2012

					Company Owned GLA
Property Name	Location	Ownership %	Year Built / Acquired / Redeveloped	Number of Units	Total	Anchor	Non-Anchor	% Leased	% Occupied	ABR psf	Anchor Tenants (1)

Consolidated Portfolio Future Redevelopments / Available for Sale (5):
Kentwood Towne Centre	Kentwood, MI	77.9%	1988/1996/NA	18	184,152	122,887	61,265	92.1%	92.1%	$ 5.94	Hobby Lobby, Big Lots-Sublease of Rubloff Development Group, OfficeMax, (Rooms Today), (BuyBuyBaby)
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	30	105,873	35,768	70,105	35.1%	35.1%	9.59
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	33	280,225	199,555	80,670	51.0%	51.0%	9.70	Farmers Home Furniture, Publix
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	18	83,890	31,700	52,190	26.7%	26.7%	10.43
				99	654,140	389,910	264,230	56.9%	56.9%	$ 8.02

Joint Venture Portfolio Under Redevelopment:
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	27	109,718	65,625	44,093	89.5%	88.1%	$ 10.21	Kroger, LA Fitness (6)
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	35	134,876	25,624	109,252	98.3%	98.3%	20.69	Bed Bath & Beyond, Whole Foods (7)
				62	244,594	91,249	153,345	94.4%	93.7%	$ 16.27

COMBINED PORTFOLIO TOTAL / AVERAGE (CORE AND UNDER REDEV)				1,872	14,865,985	9,188,248	5,677,737	91.6%	90.8%	$ 11.40

Footnotes
(1)	Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis represent non-company owned GLA.
(2)	Tenant closed - lease obligated.
(3)	Space delivered to tenant.
(4)	Represents the Office Building at The Town Center at Aquia.
(5)	Represents 1.9% of combined portfolio annual base rent.
(6)	Current construction of new 45,000 square foot LA Fitness replaces 41,000 square feet of vacant non-anchor space.
(7)	Current construction of new 35,000 square foot Whole Foods replaces former 21,000 square foot store.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
March 31, 2012
(in thousands)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Pro Rata Stabilized NOI	Total Projected Cost (3)	Pro Rata Projected Cost	Pro Rata Cost to Date	Pro Rata Cost to Complete

The Shops on Lane Avenue	20%	Construct new 35K sf Whole Foods, replacing existing 21K sf	4Q 2012	8.2%	$ 533	$ 107	$ 6,530	$ 1,306	$ 482	$ 824
Peachtree Hill	20%	Construct new 45K sf LA Fitness replacing 41K sf vacant space	4Q 2012	13.9%	$ 780	$ 156	$ 5,605	$ 1,121	$ 99	$ 1,022
Total Redevelopment					$ 1,313	$ 263	$ 12,135	$ 2,427	$ 581	$ 1,846

Development Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost (1)	Projected Stabilized NOI (2)	Percent Leased	Total Projected Cost (4)	Cost to Date	Cost to Complete

Parkway Shops Phase I - Jacksonville, FL	100%	Ground-up development of 88,720 sf retail center (adjacent to our 900,000 sf River City Marketplace) anchored by Dick's Sporting Goods & Marshalls	2Q 2013	7.3%	$ 1,360	79.0%	$ 18,600	$ 8,092	$ 10,508

Land Available for Future Development and Sale			Cost to Date 03/31/12

Land held for future development (5)			$ 54,608
Land available for sale			21,544
Total Land Held for Development or Sale			$ 76,152

(1)	Percentage based on actual numbers before rounding.
(2)	Represents incremental change in net operating income.
(3)	Represents incremental costs.
(4)	Represents costs to date and incremental costs to complete.
(5)	Primarily in Hartland, MI, Lakeland, FL and Jacksonville, FL.

Ramco-Gershenson Properties Trust
Acquisitions / Dispositions
March 31, 2012
(in thousands)

ACQUISITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Acquired	Ownership %	Purchase Price	Debt

Consolidated

None

DISPOSITIONS
					Gross
Property Name	Location	GLA / Acreage	Date Sold	Ownership %	Sales Price	Debt Repaid	Gain (loss) on Sale

Consolidated

Eastridge Commons	Flint, MI	169,676	02/27/12	100%	$1,750	$-	$137
OfficeMax Center	Toledo, OH	22,930	03/27/12	100%	1,725	-	127
	Total consolidated income producing dispositions				$3,475	$-	$264

Outparcel	Roswell, GA	2.26	02/14/12	100%	2,030		$69
	Total consolidated land / outparcel dispositions				$2,030	$-	$69

	Total consolidated dispositions				$5,505	$-	$333

Ramco-Gershenson Properties Trust
Joint Venture Combined Balance Sheets
March 31, 2012
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco		Total
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Other	JV's
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	JV's (1)	at 100%

ASSETS
Income producing properties, at cost:
Land	$76,891	$43,806	$2,880	$7,600	$4,019	$50	$135,246
Buildings and improvements	482,555	261,348	21,468	46,208	24,128	446	836,153
Less accumulated depreciation and amortization	(77,412)	(31,403)	(2,731)	(5,731)	(2,812)	(177)	(120,266)
Income producing properties, net	482,034	273,751	21,617	48,077	25,335	319	851,133

Construction in progress	271	3,019	-	5	166	-	3,461
Net real estate	$482,305	$276,770	$21,617	$48,082	$25,501	$319	$854,594

Cash and cash equivalents	6,058	3,513	133	474	98	672	10,948
Restricted cash	5,457	11,176	2	22	-	27	16,684
Accounts receivable, net	2,615	1,117	10	11	-	29	3,782
Other assets, net	16,533	6,941	1,217	684	526	95	25,996
TOTAL ASSETS	$512,968	$299,517	$22,979	$49,273	$26,125	$1,142	$912,004

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$207,839	$170,278	$8,138	$-	$-	$779	$387,034
Accounts payable and accrued expenses	5,888	5,615	108	355	138	470	12,574
Total Liabilities	213,727	175,893	8,246	355	138	1,249	399,608

ACCUMULATED EQUITY (DEFICIT)	299,241	123,624	14,733	48,918	25,987	(107)	512,396

TOTAL LIABILITIES AND ACCUMULATED EQUITY	$512,968	$299,517	$22,979	$49,273	$26,125	$1,142	$912,004

Total number of properties in each portfolio	16	8	2	2	1	1	30

							Investments in
							Unconsolidated
							Joint
EQUITY INVESTMENTS IN UNCONSOLIDATED ENTITIES							Ventures
Equity investments in unconsolidated entities	$76,020	$14,431	$1,621	$2,658	$1,580	$192	$96,502
Total equity investments in unconsolidated entities	$76,020	$14,431	$1,621	$2,658	$1,580	$192	$96,502

(1)
Other JV's include joint ventures formed with private investors where we own 40%-50% of the sole property in the joint venture. As of March 31, 2012, we had one private investor joint venture who owns a shopping center located in Southfield, MI. Also, on February 10, 2012, West Acres Commons joint venture completed a deed-in-lieu transfer to the lender in exchange for full release under its mortgage loan obligation in the amount of $8.4 million.

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
March 31, 2012

			Ramco				Stated		Ramco
			Ownership	Mortgage	Maturity	Loan	Interest		Share of
Property Name	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate		Debt

Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	8,137,493	Jun-12	Variable	1.6913%	(1)	1,627,499
West Broward Shopping Center	Plantation, FL	Berkadia Commercial Mortgage	30%	9,136,882	Oct-12	Fixed	6.6400%		2,741,065
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-13	Fixed	5.9500%	(2)	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-13	Fixed	5.8800%	(2)	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-13	Fixed	5.8800%	(2)	4,901,000
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	42,729,864	Jul-13	Fixed	6.6400%		12,818,959
Winchester Center	Rochester Hills, MI	Wachovia	30%	26,328,620	Jul-13	Fixed	8.1056%		7,898,586
Hunter's Square	Farmington Hills, MI	Wachovia	30%	34,235,806	Aug-13	Fixed	8.1504%		10,270,742
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	46,457,524	Sep-13	Fixed	6.0000%		9,291,505
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	21,703,424	Oct-13	Fixed	5.5100%		4,340,685
Village Plaza	Lakeland, FL	Citigroup	30%	9,101,043	Sep-15	Fixed	5.0050%		2,730,313
Millennium Park	Livonia, MI	Citigroup	30%	31,358,716	Oct-15	Fixed	5.0210%		9,407,615
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.3440%		2,382,250
Southfield Plaza Expansion	Southfield, MI	GECA	50%	568,078	May-16	Fixed	5.6250%	(3)	284,039
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,710,859	Jun-16	Fixed	5.9040%		6,513,258
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,399,784	Jun-16	Fixed	5.9040%		4,019,935
Crofton Centre	Crofton, MD	Citigroup	20%	16,965,094	Jan-17	Fixed	5.8490%		3,393,019
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,213,896	Jun-20	Fixed	5.5400%		2,464,169
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	10,849,374	Jun-20	Fixed	5.5400%		3,254,812
Subtotal Mortgage Debt				$386,512,707					$98,179,451
Unamortized premium				310,027					139,435
Total mortgage debt (including unamortized premium)				$386,822,734					$98,318,886

(1)	Interest rate is variable based on LIBOR plus 1.45%.
(2)	Interest rate is fixed for five years and then lender has right to reset the interest rate or call the loan in 2013.
(3)	Resets per formula annually each June 1.

Joint Venture Contribution to Funds from Operations
For the Three Months Ended March 31, 2012
(in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco		Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Other	JV's	Pro-Rata
Three months ended March 31, 2012	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	JV's (1)	at 100%	Share

Total revenue	$12,313	$6,512	$561	$1,044	$532	$121	$21,083	$5,273

Operating expenses	3,750	2,471	117	278	136	(157)	6,595	1,611

Net operating income	$8,563	$4,041	$444	$766	$396	$278	$14,488	$3,662

Depreciation and amortization	3,798	2,230	196	499	170	37	6,930	1,687
General & administrative expense	28	49	5	4	4	(11)	79	16
Interest expense	3,221	2,541	35	-	-	(303)	5,494	1,361
Amortization of deferred financing fees	67	70	4	-	-	1	142	35
Gain on early extinguishment of debt	-	-	-	-	-	(198)	(198)	(79)
Total other expense (income)	7,114	4,890	240	503	174	(474)	12,447	3,020
Net income (loss)	$1,449	$(849)	$204	$263	$222	$752	$2,041	$642

Ramco ownership interest	30%	20%	20%	7%	7%	40% - 50%	N/A	N/A
Ramco's share of net income (loss)	$435	$(170)	$41	$18	$16	$302	N/A	$642
Addback: Management fee exp allocable to Ramco (2)	178	88	6	4	5	3	N/A	284
Earnings (loss) from unconsolidated joint ventures (3)	$613	$(82)	$47	$22	$21	$305	N/A	$926

Addback: Pro rata share of depreciation expense	1,139	446	39	35	12	16	N/A	1,687
Funds from operations contributed by joint ventures	$1,752	$364	$86	$57	$33	$321	N/A	$2,613

(1)
Other JV's include joint ventures formed with private investors where we own 40%-50% of the sole property in the joint venture.  As of March 31, 2012, we had one private investor joint venture who owns a shopping center located in Southfield, MI.  Also, on February 10, 2012, West Acres Commons joint venture completed a deed-in-lieu transfer to the lender in exchange for full release under its mortgage loan obligation in the amount of $8.4 million.  The transaction resulted in a gain on early extinguishment of debt as well as interest expense adjustments, both of which are included above.

(2)	Ramco's share of management fee expense is eliminated in consolidation.
(3)	Ramco's Pro-Rata Share excludes $430k expense related to the liquidation of the Ramco/West Acres joint venture.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
March 31, 2012

	Anchor Tenants (1)					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf	Number of Leases	GLA	% of GLA	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	-	9	28,829	1.3%	0.7%	$8.22	9	28,829	0.5%	0.4%	$8.22
2012	4	183,909	5.7%	2.6%	4.42	75	214,383	9.8%	11.4%	17.98	79	398,292	7.3%	7.2%	11.72
2013	5	199,970	6.2%	4.8%	7.37	90	260,062	11.9%	14.8%	19.26	95	460,032	8.5%	10.0%	14.09
2014	9	338,676	10.5%	8.8%	7.97	109	328,087	15.0%	15.9%	16.43	118	666,763	12.3%	12.5%	12.14
2015	13	517,523	16.0%	15.6%	9.29	79	248,456	11.3%	13.7%	18.69	92	765,979	14.1%	14.6%	12.34
2016	11	380,596	11.8%	13.3%	10.80	72	238,055	10.9%	13.8%	19.71	83	618,651	11.4%	13.6%	14.23
2017	7	192,283	5.9%	8.8%	14.07	39	146,396	6.7%	8.7%	20.20	46	338,679	6.2%	8.7%	16.72
2018	5	210,167	6.5%	6.8%	10.04	16	75,276	3.4%	3.7%	16.77	21	285,443	5.3%	5.2%	11.81
2019	5	201,705	6.2%	7.8%	11.98	12	48,893	2.2%	2.7%	18.46	17	250,598	4.6%	5.1%	13.24
2020	3	218,423	6.7%	3.1%	4.43	13	41,796	1.9%	2.9%	23.71	16	260,219	4.8%	3.0%	7.53
2021	11	328,079	10.1%	12.1%	11.41	12	54,953	2.5%	3.1%	19.41	23	383,032	7.1%	7.4%	12.56
2022+	8	383,687	11.9%	16.3%	12.99	21	154,954	7.1%	8.6%	18.81	29	538,641	9.9%	12.3%	14.66
Sub-Total	81	3,155,018	97.5%	100.0%	$9.77	547	1,840,140	84.0%	100.0%	$18.44	628	4,995,158	92.0%	100.0%	$12.96

Leased [3]	-	-	0.0%	N/A	N/A	11	48,176	2.2%	N/A	N/A	11	48,176	0.9%	N/A	N/A

Vacant	3	82,226	2.5%	N/A	N/A	112	301,057	13.8%	N/A	N/A	115	383,283	7.1%	N/A	N/A

Total	84	3,237,244	100.0%	100.0%	N/A	670	2,189,373	100.0%	100.0%	N/A	754	5,426,617	100.0%	100.0%	N/A

(1)	Anchor is defined as a tenant leasing 19,000 square feet or more.
(2)	Tenants currently under month to month lease or in the process of renewal.
(3)	Lease has been executed, but space has not yet been delivered.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity
March 31, 2012

Total Comparable Leases (1)	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
1st Quarter 2012	25	98,285	$16.39	$16.25	0.9%	5.4	$2.79
4th Quarter 2011	30	173,295	$13.95	$14.33	-2.7%	5.6	$5.20
3rd Quarter 2011	31	106,023	$17.31	$16.94	2.2%	4.8	$4.02
2nd Quarter 2011	15	34,602	$19.88	$19.35	2.7%	3.3	$0.86
Total	101	412,205	$15.89	$15.88	0.1%	5.2	$3.96

Renewals	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
1st Quarter 2012	22	91,935	$15.72	$15.74	-0.1%	5.2	$1.01
4th Quarter 2011	24	140,814	$13.90	$14.87	-6.5%	4.8	$0.00
3rd Quarter 2011	23	78,803	$17.96	$17.67	1.6%	4.5	$0.76
2nd Quarter 2011	13	31,024	$19.96	$19.48	2.5%	3.4	$0.68
Total	82	342,576	$15.87	$16.17	-1.8%	4.7	$0.51

New Leases-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
1st Quarter 2012	3	6,350	$26.04	$23.58	10.4%	8.4	$28.56
4th Quarter 2011	6	32,481	$14.18	$11.99	18.3%	9.0	$27.77
3rd Quarter 2011	8	27,220	$15.42	$14.82	4.0%	5.5	$13.48
2nd Quarter 2011	2	3,578	$19.11	$18.17	5.2%	4.1	$2.49
Total	19	69,629	$16.00	$14.47	10.6%	7.3	$20.96

Total Comparable and Non-Comparable	Leasing Transactions	Square Footage	Base Rent PSF	Prior Rent PSF (2)	Rent Growth %	Wtd. Avg. Lease Term	TI's PSF
1st Quarter 2012	39	147,364	$16.89	N/A	N/A	6.0	$16.23
4th Quarter 2011	43	219,036	$13.41	N/A	N/A	5.4	$8.38
3rd Quarter 2011	41	151,101	$17.01	N/A	N/A	5.7	$9.52
2nd Quarter 2011	21	80,420	$14.24	N/A	N/A	4.8	$14.63
Total	144	597,921	$15.29	N/A	N/A	5.5	$11.44

(1)	Comparable leases represent those leases signed on spaces for which there was a former tenant within the last twelve months.
(2)	Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.